Lease contract

          on rental of business premises on Grossligova 17, Bratislava between

                    Magdalena Flierl, Grosslingova 17, 811 09
                         Bratislava (further as lessor)

                                       and

                   Look,spol.s.r.o. 50 located on Michalska 2,
        Bratislava, IEo :31363997, DIE:31363997/600 (further as tenant)

     The subject-matter of the lease is the rental of business premises on Grosslingova 17, Bratislava, first floor on the right, approx. 80 m2, three rooms, kitchen, WC, bathroom.

     1.The lease is signed for unlimited period of time and is valid as of 01.05.2002.

     - The rent, settled for USD 750,-, will be paid monthly, always by the first day of the month, by bank transfer on the lessor`s foreign currency account, bank: Tatra Banka, account N(degree) : 2816724297, account name: Flierl Magdalena.

     - The tenant undertakes to pay the rent regularly, in case of overdue payment the tenant is obliged to pay 12% of the overdue sum yearly (per anno).

     - The notice period of the lease is 3 months starting from the following month and applies for both parties.

     - The lessor undertakes not to raise the rent during the period of rental.

     - The tenant has the right to lease a part of the premises to a third person or company while the tenant remains responsible for the premises.

     - The third person/company has the right to use the premises only for the period of lease validity.

     - After the termination of the lease the tenant undertakes to return the premises in original state or to reimburse the costs for reconstruction, in order to rectify the premises.

     - The company that will, in case of damage, reconstruct the premises will be chosen by the lessor (the original state is captured on photographs taken before the premises began to be utilized)

     - The premises are in flawless condition, completely reconstrusted. All appliances, heating, kitchen, thermoregulator, are new and have not been used yet.

     - Any kind of damage or harm on property, caused by the tenant will be reimbursed by the tenant, so the tenant is recommended to take out an insurance policy.

     - The tenant is obliged to announce and discuss with the lessor all changes made in the premises, such as drilling into walls, tiles, floors and other, this must be approved and confirmed by the lessor in writing, possibly by a contract amendment ( possible by e-mail).

     - The tenant can contact the lessor by phone, at : 0049 6224 766293 or by e-mail : maQdalenaflierl@yahoo.com

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     - Costs for damages caused under reverse circumstances are picked up by the tenant which is obliged to rectify the premises.

     - The tenant has been instructed on all appliances utilization and received instruction manuals for these appliances and therefore is responsible for all damages caused within the term of rental. ( In case of warranty repairs the tenant notifies the lessor but only in case the damage is the object of producer's warranty).

     - The tenant undertakes to discuss all rearrangements made outside the premises with the house janitor, Mr Frid.

     - All costs for utilities, such as elecricity and gas consumption, telephone line, internet, cable TV and their installation are pick up by the tenant.

     - The tenant undertakes to register the electricity and gas consumption on his name.

     - The security alarm cables are installed and distributed in the premises - their activation must be covered by the tenant.

     - The tenant undertakes to make a deposit in the sum of one monthly rent when paying the first rent which, in case of any damage or harm on the property, will be used for repairs or rectification.

     - The premises keys will be submitted in 4 copies, the security card for the key fabrication (entrance door) will be kept by the lessor. In reverse case, the tenant is obliged to cover the costs of new security locks after leaving the premises.

     - The tenant undertakes to meet the conditions of this lease and is obliged to consult any changes referring to the premises or the lease with the lessor.

     - The lease comes into effect only after the first rent and deposit settlement - this will be confirmed by the signature of lessor.

     - The lease is issued in two copies while each party receives one copy.

     - Both parties have read the lease and understood its content and as a sign of approval they are signing it.



    In Bratislava, 04/30/2002

    ______________________                      _______________________
    on behalf of Look, s.r.o.                   Magdalena Flierl
    Branislav Altus,                            Lessor
    company executive